GOVERNMENT MONEY MARKET FUND

Trading Symbol: WGMXX

Summary Prospectus

August 1, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2011, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzfunds.com/ Literature/ProspectusReports.asp. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzfunds.com.

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.33
Total annual fund operating expenses(1)	0.73
Fee waiver and/or expense reimbursement(1)	(0.53)
Total annual fund operating expenses
after fee waiver and/or expense reimbursement(1)	0.20%

(1) The investment advisor has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest and acquired fund fees and expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2012. This agreement may only be terminated by the Board of Trustees of the Fund.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$20	$180	$354	$857

Principal Investment Strategies

The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months, or in open or closed-end mutual funds which in turn invest in such assets. The Fund limits its average portfolio maturity to sixty days or less.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

• No Assurance of Stable Net Asset Value Although the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no guarantee that the Fund will be able to do so. You may lose money if you invest in the Fund.

• Government-Sponsored Enterprises Risk The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government. Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government. However, on September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government. Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

• Investments in Other Investment Companies The Fund may invest in the shares of other investment companies, including non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the investment adviser. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2011 was 0.02%.

Best and Worst Performing Quarters
(during the period shown above)

	Quarter/Year	Total Return
Best Quarter	1st Quarter 2001	1.28%
Worst Quarter	1st Quarter 2010	0.01%

     Average Annual Total Returns
(for periods ended December 31, 2010)
	1 Year	5 Year	10 Year
Government Money
Market Fund	0.07%	2.32%	2.00%

Fund Management

Investment Adviser

Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, C/O BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Weitz Funds - Government Money Market Fund

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds - Government Money Market Fund

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Weitz Funds - Government Money Market Fund